UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09425

Advantage Advisers Whistler Fund, L.L.C.

(Exact name of registrant as specified in charter)

85 Broad Street
New York, NY 10004

(Address of principal executive offices) (Zip code)

Kenneth S. Gerstein, Esq.
Schulte, Roth and Zabel LLP
919 3rd Avenue, 24th Floor
New York, NY 10122

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-667-4225

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Advantage Advisers
Whistler Fund, L.L.C.

Financial Statements
With Report of Independent
Registered Public Accounting Firm

For the Year Ended March 31, 2013

Advantage Advisers Whistler Fund, L.L.C.

Financial Statements

For the Year Ended March 31, 2013

Ernst & Young LLP 5 Times Square New York, New York 10036-6530 Tel: +1 212 773 3000 Fax: +1 212 773 6350 www.ey.com

Report of Independent Registered Public Accounting Firm

To the Members of
Advantage Advisers Whistler Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members’ capital of Advantage Advisers Whistler Fund, L.L.C. (the “Company”), including the schedule of investments, as of March 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds, as of March 31, 2013, by correspondence with management of the underlying investment funds and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advantage Advisers Whistler Fund, L.L.C. at March 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

May 29, 2013

A member firm of Ernst & Young Global Limited

Advantage Advisers Whistler Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

March 31, 2013

Assets

Investments in investment funds, at fair value (cost $45,546,798)	$49,641,382
Cash and cash equivalents	3,398,203
Investments in investment funds paid in advance	3,225,000
Receivable from investment funds	3,217,973
Interest receivable	1,077
Other assets	31,226

Total assets	59,514,861

Liabilities

Withdrawals payable	880,379
Accounting and investor services fees payable	53,786
Incentive allocation payable	8,704
Custodian fees payable	3,600
Accrued expenses	159,910

Total liabilities	1,106,379

Members’ Capital	$58,408,482

Members’ Capital

Represented by:
Net capital contributions	$54,313,898
Net unrealized appreciation on investments	4,094,584

Members’ Capital	$58,408,482

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Whistler Fund, L.L.C.
Schedule of Investments

Investment Fund (1)	First Acquisition Date	Cost	March 31, 2013 Fair value	% of Investment Fund held	% of Members’ Capital	Liquidity (2)

United States of America
Commodity Trading Advisor
Chichester Commodities US Feeder Fund LLC	04/01/2012	$2,698,419	$2,316,397	16.60%	3.97%	Monthly

Total Commodity Trading Advisor		2,698,419	2,316,397		3.97

Distressed Securities
Harbinger Class L Holdings (U.S.), LLC	01/01/2009	15,430	93,751	0.62	0.16	Quarterly(3)
Harbinger Class PE Holdings (U.S.) Trust	01/01/2009	442,651	337,064	0.35	0.58	Quarterly(3)
Metacapital Mortgage Opportunities Fund L.P.	05/01/2012	4,550,000	5,667,978	1.58	9.70	Quarterly
STS Partners Fund, LP	12/01/2012	2,500,000	2,694,972	0.36	4.61	Monthly

Total Distressed Securities		7,508,081	8,793,765		15.05

Event Driven
Camulos Partners LP - Side Pocket - Class I	05/01/2009	176,528	3,179	0.62	0.01	Quarterly(3)
Owl Creek II L.P. Holdback Account	04/01/2012	76,163	104,265	0.02	0.18	Annually(3)
Owl Creek II, L.P. - Side Pocket	05/01/2009	642,469	1,461,957	0.21	2.50	Annually(3)

Total Event Driven		895,160	1,569,401		2.69

Global Fixed Income Relative Value Arbitrage
Concordia G-10 Fixed Income Relative Value I, L.P.	05/01/2012	2,282,049	2,293,194	24.96	3.93	Monthly

Total Global Fixed Income Relative Value Arbitrage		2,282,049	2,293,194		3.93

Global Macro
Autonomy Global Macro Fund, L.P.	06/01/2012	6,700,000	7,749,341	1.26	13.27	Monthly
Eagle Quantitative Macro Fund LLC	06/01/2012	5,300,000	5,087,557	5.82	8.71	Quarterly

Total Global Macro		12,000,000	12,836,898		21.98

Long/Short Equity
Artis Partners 2X L.P. Kior Side Pocket	04/01/2012	342,350	176,621	0.35	0.30	Quarterly(3)
Ecofin General Partner Side Pocket	02/01/2009	103,084	66,301	12.70	0.11	Monthly(3)
HG Vora Special Opportunities Fund L.P.	02/01/2013	3,100,000	3,131,411	1.04	5.36	Monthly
LRV Capital Partners L.P.	02/01/2013	3,465,000	3,551,962	4.61	6.08	Quarterly

Total Long/Short Equity		7,010,434	6,926,295		11.85

Multi-Strategy
Eos Partners, L.P.	10/01/1999	518,345	754,646	0.24	1.29	Annually(3)
QVT Associates II L.P. - Liquidating Account	05/01/2012	97,754	135,424	1.10	0.23	Quarterly
Wexford Credit Opportunities Fund, L.P.	08/01/2011	1,938,683	2,035,660	2.18	3.49	Quarterly

Total Multi-Strategy		2,554,782	2,925,730		5.01

Total United States of America		34,948,925	37,661,680		64.48

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Whistler Fund, L.L.C.
Schedule of Investments (continued)

Investment Fund (1)	First Acquisition Date	Cost	March 31, 2013 Fair value	% of Investment Fund held	% of Members’ Capital	Liquidity (2)

Cayman Islands
Event Driven
KL Special Opportunities Fund Ltd.	05/01/2012	$5,350,000	$5,693,418	9.94%	9.75%	Quarterly

Total Event Driven		5,350,000	5,693,418		9.75

Long/Short Equity
Susa European Equities Fund	06/01/2012	4,425,000	5,022,664	4.03	8.60	Monthly

Total Long/Short Equity		4,425,000	5,022,664		8.60

Multi-Strategy
QVT SLV Onshore Ltd.	05/01/2012	579,417	914,804	0.78	1.56	Quarterly(3)
QVT Special Investment Onshore Fund Ltd.	05/01/2012	243,456	348,816	0.80	0.60	Quarterly(3)

Total Multi-Strategy		822,873	1,263,620		2.16

Total Cayman Islands		10,597,873	11,979,702		20.51

Total		$45,546,798	$49,641,382		84.99%

Other assets, less liabilities(4)			8,767,100		15.01

Members’ Capital			$58,408,482		100.00%

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Whistler Fund, L.L.C.
Schedule of Investments (concluded)

INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS
Percentages are as follows:

Global Macro	25.86%
Long/Short Equity	24.07%
Distressed Securities	17.71%
Event Driven	14.63%
Multi-Strategy	8.44%
Commodity Trading Advisor	4.67%
Global Fixed Income Relative Value Arbitrage	4.62%

(1)	Detailed information about the Investment Funds’ portfolio is not available.

(2)	Available frequency of redemptions after initial lock-up period.

(3)

As of March 31, 2013, this underlying Investment Fund has notified the Company of certain restrictions on liquidity which may include side pocket investments, suspended redemptions or other implemented restrictions on liquidity as it relates to a portion of or all of the Company’s interests in the Investment Fund.

(4)	Includes $3,398,203 held in a Bank of New York Mellon Account, which is 5.82% of members’ capital.

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Whistler Fund, L.L.C.

Statement of Operations

For the Year Ended March 31, 2013

Investment income
Interest	$6,030

Expenses
Administration fees	619,357
Legal fees	178,289
Audit and tax fees	175,700
Accounting and investor services fees	108,439
Board of Managers’ fees and expenses	54,500
Printing expense	17,975
Insurance expense	15,823
Custodian fees	10,706
Miscellaneous expenses	6,964

Total expenses	1,187,753

Net investment loss	(1,181,723)

Net realized and unrealized gain/(loss) on investments

Net realized loss on investments	(874,510)

Net change in unrealized gain/(loss) on investments	4,347,553

Net realized and unrealized gain/(loss) on investments	3,473,043

Net increase in members’ capital from operations	$2,291,320

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Whistler Fund, L.L.C.

Statements of Changes in Members’ Capital

	Special Advisory Member	Members	Total

MEMBERS’ CAPITAL, March 31, 2011	$—	$126,096,191	$126,096,191

From investment activities
Net investment loss	—	(1,630,248)	(1,630,248)
Net realized gain on investments	—	7,929,348	7,929,348
Net change in unrealized gain/(loss) on investments	—	(14,781,915)	(14,781,915)
Accrued incentive allocation	592	(592)	—

Net decrease in members’ capital from operations	592	(8,483,407)	(8,482,815)

Members’ capital transactions
Capital contributions	—	3,774,723	3,774,723
Capital withdrawals	—	(46,503,491)	(46,503,491)

Net decrease in members’ capital from capital transactions	—	(42,728,768)	(42,728,768)

MEMBERS’ CAPITAL, March 31, 2012	$592	$74,884,016	$74,884,608

From investment activities
Net investment loss	—	(1,181,723)	(1,181,723)
Net realized loss on investments	—	(874,510)	(874,510)
Net change in unrealized gain/(loss) on investments	—	4,347,553	4,347,553
Accrued incentive allocation	13,430	(13,430)	—

Net increase in members’ capital from operations	13,430	2,277,890	2,291,320

Members’ capital transactions
Capital contributions	—	3,456,542	3,456,542
Capital withdrawals	(8,704)	(22,215,284)	(22,223,988)

Net decrease in members’ capital from capital transactions	(8,704)	(18,758,742)	(18,767,446)

MEMBERS’ CAPITAL, March 31, 2013	$5,318	$58,403,164	$58,408,482

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Whistler Fund, L.L.C.

Statement of Cash Flows

For the Year Ended March 31, 2013

Cash flows from operating activities

Net increase in members’ capital from operations	$2,291,320
Adjustments to reconcile net increase in members’ capital from operations to net cash provided by operating activities:
Net realized loss on investments	874,510
Net change in unrealized (gain)/loss on investments	(4,347,553)
Purchases of investment funds	(45,290,000)
Proceeds from withdrawals from investment funds	32,356,103
Decrease in receivable from investment funds	29,467,220
Decrease in investments in investment funds paid in advance	475,000
Increase in interest receivable	(261)
Decrease in other assets	6,846
Increase in incentive allocation payable	8,704
Decrease in administration fees payable	(61,944)
Increase in accounting and investor services fees payable	16,299
Increase in custodian fees payable	1,800
Decrease in accrued expenses	(10,614)

Net cash provided by operating activities	15,787,430

Cash flows from financing activities

Capital contributions	3,456,542
Capital withdrawals	(23,439,865)

Net cash used in financing activities	(19,983,323)

Net change in cash and cash equivalents	(4,195,893)
Cash and cash equivalents at beginning of year	7,594,096

Cash and cash equivalents at end of year	$3,398,203

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Whistler Fund, L.L.C.

Notes to Financial Statements – March 31, 2013

1.	Organization

Advantage Advisers Whistler Fund, L.L.C. (the “Company”) was organized as a Delaware limited liability company on July 1, 1999. The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as a closed-end, non-diversified management investment company. The Company’s term is perpetual, unless the Company is otherwise terminated under the terms of its Limited Liability Company Agreement dated as of June 5, 2003. The Company seeks to achieve capital appreciation while attempting to limit risk through the use of a multi-strategy, multi-manager, diversified investment philosophy. It pursues this objective through investment strategies which have a low correlation with the equity and fixed income markets, or which, when balanced with other strategies, lower the correlation of the Company’s total performance to the equity and fixed income markets.

Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve as the Board of Managers of the Company (the “Board of Managers”). There are currently six members of the Board of Managers. The Company’s investment adviser is Advantage Advisers Management, L.L.C., a Delaware limited liability company (the “Adviser”). The Adviser is a subsidiary of Oppenheimer Asset Management Inc. (“OAM”) and an affiliate of Oppenheimer & Co. Inc. (“Oppenheimer”). The Adviser is responsible for managing the Company’s investment activities pursuant to an investment advisory agreement dated June 5, 2003. OAM is the managing member and controlling person of the Adviser. OAM relies on its hedge fund due diligence committee to oversee the Adviser’s investment decision making on behalf of the Company.

The acceptance of initial and additional contributions from members is subject to approval by the Board of Managers. The Company may from time to time offer to repurchase interests from members. Such repurchases will be made at such times and on such terms as may be determined by the Board of Managers, in its complete and exclusive discretion. The Adviser expects that, generally, it will recommend to the Board of Managers that the Company offer to repurchase interests from members twice each year, based on the value of interests as of the end of June and December of each year.

Generally, except as provided under applicable law, persons who purchase interests (“Members”) shall not be liable for the Company’s debts, obligations and liabilities in any amount in excess of the capital account balance of such Member.

2.	Significant Accounting Policies

The Company’s financial statements have been prepared in accordance with U.S. generally accepted accounting principles (hereafter referred to as “authoritative guidance”). The preparation of financial statements in conformity with authoritative guidance requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Company’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Advantage Advisers Whistler Fund, L.L.C.

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

	a.	Portfolio Valuation

Net asset value of the Company is determined by or at the direction of the Adviser as of the close of business at the end of each fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers. The Company’s investments in unregistered investment partnerships and in other registered investment companies (collectively, “Investment Funds”) are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Company’s investments in Investment Funds are carried at fair value. The units of account that are valued by the Company are its interest in Investment Funds and not the underlying holdings of such Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. The Company’s valuation procedures require the Adviser to consider all relevant information available at the time the Company values its portfolio. The Adviser has assessed factors including, but not limited to the individual Investment Funds’ compliance with authoritative guidance, price transparency and valuation procedures in place, subscription and redemption activity, level of illiquid securities held, and the existence or absence of certain redemption restrictions. The Adviser and/or the Board of Managers will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. (See Schedule of Investments).

During the year ended March 31, 2013, the Company followed authoritative guidance for fair value measurement. The authoritative guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The authoritative guidance establishes three levels of inputs in the hierarchy that may be used to measure fair value, as described below.

Level 1 — observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2 — other significant observable inputs including the fair value of investments in Investment Funds that the Company has the ability to redeem at net asset value as of the measurement date, or during the first quarter following the measurement date.

Level 3 — other significant unobservable inputs including the fair value of investments in Investment Funds that the Company does not have the ability to redeem at net asset value as of the measurement date or during the first quarter following the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Advantage Advisers Whistler Fund, L.L.C.

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

	a.	Portfolio Valuation (continued)

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended March 31, 2013. Transfers between Level 2 and Level 3 are detailed below.

The following is a summary of the inputs used as of March 31, 2013, in valuing the Company’s investments at fair value:

Description	Total Fair Value at March 31, 2013	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Other Significant Unobservable Inputs

Commodity Trading Advisor	$2,316,397	$—	$2,316,397	$—
Distressed Securities	8,793,765	—	8,362,950	430,815
Event Driven	7,262,819	—	5,693,418	1,569,401
Global Fixed Income Relative Value Arbitrage	2,293,194	—	2,293,194	—
Global Macro	12,836,898	—	12,836,898	—
Long/Short Equity	11,948,959	—	11,706,037	242,922
Multi-Strategy	4,189,350	—	2,171,084	2,018,266

Total	$49,641,382	$—	$45,379,978	$4,261,404

Authoritative guidance also requires a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of March 31, 2012	Realized gain / (loss)	Change in unrealized appreciation / (depreciation)	Purchases	Sales	Transfers in*	Transfers out**	Balance as of March 31, 2013

Distressed Securities	$3,658,870	$327,064	$(561,868)	$—	$(2,993,251)	$—	$—	$430,815
Event Driven	1,373,427	(773,768)	1,414,810	—	(549,333)	104,265	—	1,569,401
Long/Short Equity	263,594	(114,908)	106,867	—	(189,253)	176,622	—	242,922
Multi-Strategy	5,663,124	74,024	(88,185)	—	(2,212,864)	617,827	(2,035,660)	2,018,266

Total	$10,959,015	$(487,588)	$871,624	$—	$(5,944,701)	$898,714	$(2,035,660)	$4,261,404

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2013 is $1,951,627 and is reflected as part of unrealized gain/(loss) on investments in Investment Funds on the Statement of Operations.

*

Transfers into Level 3 represent investments in Investment Funds that were previously categorized as Level 2 investments for the year ended March 31, 2012. In accordance with authoritative guidance, these investments are being reclassified as Level 3 investments for the year ended March 31, 2013 because the Investment Funds allocated a portion of the Company’s invested capital to side pockets from which capital withdrawals are not permitted or because the Company’s interest in the Investment Funds were unavailable for withdrawal within the first quarter following March 31, 2013.

Advantage Advisers Whistler Fund, L.L.C.

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

	a.	Portfolio Valuation (continued)

**

Transfers out of Level 3 represent investments in Investment Funds that were previously categorized as Level 3 investments for the year ended March 31, 2012. In accordance with authoritative guidance, these investments are being reclassified as Level 2 investments for the year ended March 31, 2013 as the Company has the ability to withdraw its capital at net asset value as of, or during the first quarter following the measurement date.

The following is a summary of the investment strategies, their withdrawal notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Company as of March 31, 2013. Investment Funds with no current withdrawal restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Company had no unfunded capital commitments as of March 31, 2013.

Commodity Trading Advisor

The Investment Fund in the commodity trading advisor strategy seeks to achieve capital appreciation through trading of commodity and financial futures and forward contracts and related options thereon on U.S. and non-U.S. exchanges and markets. The Investment Fund within this strategy provides monthly liquidity and is generally subject to a 30 day withdrawal notice period and the Company’s capital can be withdrawn with no restrictions as of March 31, 2013.

Distressed Securities

The Investment Funds in the distressed securities strategy invests primarily in securities of companies and government entities that are either in distress, already in default or under bankruptcy protection. The Investment Funds within this strategy provide monthly to quarterly liquidity and are generally subject to a 60 to 90 day notice period for withdrawals. Positions in Investment Funds representing approximately 5 percent of the fair value of the investments in this strategy represents the Company’s interest in side pockets of Investment Funds from which the Company has withdrawn all its other capital. The Company’s remaining investment in these Investment Funds, which represents approximately 95 percent of the Investment Funds can be withdrawn subject to a 25 percent gate and 3 percent fee (64 percent) and with no restrictions (31 percent) as of March 31, 2013.

Event Driven

The Investment Funds in the event driven strategy generally focus on an event or a catalyst that will move an equity price, an equity spread, a credit spread, or an implied volatility spread. The Investment Funds within this strategy provide quarterly to annual liquidity and are generally subject to a 90 day notice period for withdrawals. Approximately 22 percent of the fair value of the investments of the Company in this strategy are allocated to side pockets or illiquid investments. The remaining approximately 78 percent of the Company’s investment in these

Advantage Advisers Whistler Fund, L.L.C.

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

	a.	Portfolio Valuation (continued)

Event Driven (continued)

Investment Funds can be withdrawn subject to a 3 percent fee as of March 31, 2013. For the year ended March 31, 2013, there was one transfer into Level 3 of this strategy due to an Investment Fund allocating a portion of capital to a side pocket investment.

Global Fixed Income Relative Value Arbitrage

The Investment Fund in the global fixed income relative value arbitrage strategy seeks to achieve an annual return in excess of 10 percent by participating in a diversified portfolio of securities primarily involved in global fixed income arbitrage. The Investment Fund provides monthly liquidity generally subject to a 25 day notice period and the Company can withdraw its capital subject to a 2 percent fee as of March 31, 2013.

Global Macro

The Investment Funds in the global macro strategy seek to achieve attractive risk adjusted absolute returns while controlling downside risk and having low correlation to the broad equity and fixed-income market. The Investment Funds focus on global-macro investing in both developed and emerging markets. The Investment Funds provide monthly to quarterly liquidity generally subject to 30 to 60 day notice period. The Company’s interests in Investment Funds representing approximately 60 percent of the fair value of the investments in this strategy can be withdrawn subject to a 25 percent gate and a 5 percent withdrawal fee. The remaining approximately 40 percent of the Company’s investments in these Investment Funds can be withdrawn with no restrictions as of March 31, 2013.

Long/Short Equity

The Investment Funds in the long/short equity strategy seek above-average long-term capital appreciation with below average levels of risk through investments in equity securities using both long and short positions. The Investment Funds within this strategy provide monthly to quarterly liquidity and are generally subject to a 30 to 90 day notice period for withdrawals. Investment Funds representing approximately 2 percent of the fair value of the Company’s investments in this strategy represent capital that has been allocated to side pocket investments. The remaining approximately 98 percent of the Company’s investment in these Investment Funds can be withdrawn subject to a 3 percent withdrawal fee as of March 31, 2013. For the year ended March 31, 2013, there was one transfer into Level 3 of this strategy due to an Investment Fund allocating a portion of its capital to a side pocket investment.

Multi-Strategy

The Investment Funds in multi-strategy seek to generate attractive risk-adjusted returns across all market environments by dynamically allocating capital to several investment strategies across asset classes and geographies. The Investment Funds within this strategy provide quarterly to annual liquidity and are generally subject to a 65 to 90 day notice period for withdrawals.

Advantage Advisers Whistler Fund, L.L.C.

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

	a.	Portfolio Valuation (continued)

Multi-Strategy (continued)

Investment Funds representing approximately 48 percent of the fair value of the Company’s investments in this strategy are side pocket and illiquid investments. Investment Funds representing 3 percent of the value of the Company’s investments in this strategy can be withdrawn subject to a 10 percent gate. The remaining 49 percent can be withdrawn subject to a 25 percent gate as of March 31, 2013. For the year ended March 31, 2013, there were two transfers into Level 3 of this strategy due to Investment Funds allocating capital to side pocket investments. In addition, there was one transfer out of Level 3 in this strategy due to the expiration of a lock up period.

A detailed depiction of each investment in the portfolio by investment strategy, including their liquidity, can be found in the Schedule of Investments.

	b.	Revenue and Expense Recognition

Investment transactions are recorded on a trade date basis. Interest income and expenses are recorded on the accrual basis. Realized gains and losses are accounted for on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption.

	c.	Cash and Cash Equivalents

The Company treats all highly-liquid financial instruments that mature within three months at the time of purchase as cash equivalents. At March 31, 2013, the Company held $3,398,203 in cash and cash equivalents at The Bank of New York Mellon, of which, $880,371 is held in a segregated account. The segregated cash amount, in addition to any accrued interest, will be used to pay withdrawals payable, included in the Statement of Assets, Liabilities and Members’ Capital, after the completion of the Company’s annual audit.

	d.	Income Taxes

No provision for the payment of Federal, state or local income taxes on the profits of the Company is made as the Members are individually liable for the income taxes on their share of the Company’s income.

In accordance with authoritative guidance, management has analyzed the Company’s tax positions taken on federal income tax returns for all open tax years, taking into consideration the statute of limitations in the respective jurisdictions, and has concluded that no provision for income tax is required in the Company’s financial statements. The Company recognizes interest and penalties, if any, related to country tax expense in the Statement of Operations. During the year ended March 31, 2013, the Company did not incur any interest or penalties.

Advantage Advisers Whistler Fund, L.L.C.

Notes to Financial Statements – March 31, 2013 (continued)

3.	Administration Fee, Related Party Transactions and Other

Oppenheimer provides certain administrative services to the Company, including, among other things, providing office space and other support services. In consideration for such services, the Company pays Oppenheimer a monthly administration fee of 0.08333% (1% on an annualized basis) of the Company’s members’ capital, determined as of the beginning of the month. The administration fee paid for the year ended March 31, 2013 was $619,357.

Net profits or net losses of the Company for each fiscal period are allocated and credited to or debited against the capital accounts of all Members (but not the Special Advisory Account; as defined below) as of the last day of each fiscal period, in accordance with Members’ respective investment percentages for the fiscal period. The Special Advisory Account is a non-voting special account held by the Adviser solely for the purpose of receiving Incentive Allocation, as defined below. The advisory agreement states an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a Member (an “Incentive Allocation”) shall be debited from the Member’s capital account (including the Adviser’s capital account) and credited to the Special Advisory Account on the last day of the fiscal year, the last day of the calendar year, the day as of which the Company repurchases the entire capital account of a Member, the day as of which the Company admits as a substituted Member a person to whom the interest in the Company of such Member has been transferred (unless there is no change of beneficial ownership) and the day as of which the Adviser’s status as the “Special Advisory Member” is terminated (which occurs upon termination of the advisory agreement). Notwithstanding the advisory agreement, the Company and the Adviser have agreed not to assess the Incentive Allocation as of the last day of the fiscal year. For the calendar year ended December 31, 2012, an Incentive Allocation in the amount of $8,704 was credited to the Special Advisory Account. Based upon the profits for the period from January 1, 2013 through March 31, 2013, the additional Incentive Allocation accrued is $5,318. This amount has been reallocated to the Special Advisory Account, however, the amount will not be realized until the end of the calendar year, and is subject to change.

Each member of the Board of Managers (a “Manager”) who is not an “interested person” of the Company, as defined by the Act (collectively, the “Independent Managers”), receives an annual retainer of $6,000 plus a fee for each meeting attended. The lead Independent Manager and the chair of the audit committee receive a supplemental retainer of $3,000 and $1,500 per annum, respectively. Any Manager who is an “interested person” does not receive any annual or other fee from the Company. All Independent Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

The Bank of New York Mellon serves as custodian of the Company’s assets.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon AIS”) serves as accounting and investor services agent to the Company and in that capacity provides certain accounting, recordkeeping, tax and investor related services. The Company pays BNY Mellon AIS a fee for these services, based primarily on the average members’ capital of the Company as of the last day of each month, payable monthly, subject to a minimum annual fee.

Advantage Advisers Whistler Fund, L.L.C.

Notes to Financial Statements – March 31, 2013 (continued)

3.	Administration Fee, Related Party Transactions and Other (continued)

Oppenheimer acts as the non-exclusive placement agent for the Company, without special compensation from the Company, and bears costs associated with its activities as placement agent. However, the placement agent is entitled to charge a sales commission of up to 3% (up to 3.1% of the amount invested) in connection with a purchase of interests, at its discretion. Such sales commissions earned by Oppenheimer amounted to $25,813 for the year ended March 31, 2013.

4.	Indemnifications

The Company has entered into several contracts that contain routine indemnification clauses. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.

5.	Investments

Aggregate purchases and proceeds from sales of Investment Funds for the year ended March 31, 2013, amounted to $45,290,000 and $32,356,103, respectively. At March 31, 2013, the cost of investments for Federal income tax purposes was estimated at $54,662,602. For Federal income tax purposes, at March 31, 2013, accumulated net unrealized depreciation on investments was $4,478,961 consisting of $2,710,024 gross unrealized appreciation and $7,188,985 gross unrealized depreciation.

Complete information about the underlying investments held by the Investment Funds is not readily available. Therefore it is unknown on an aggregate basis whether the Investment Funds held any investments whereby the Company’s proportionate share exceeded 5% of the Company’s members’ capital at March 31, 2013.

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. To meet its obligations associated with various liabilities, the Company generally withdraws capital from in Investment Funds. However, the Company’s investments in the Investment Funds may only be withdrawn on a limited basis in accordance with the respective investment fund’s offering memorandum. As a result, the Company may not be able to liquidate some of its investments in a timely manner to meet liquidity requirements, or to respond to specific events such as deterioration in the creditworthiness of any particular Investment Fund.

In addition, the advisors of certain underlying Investment Funds may, have authority to allocate a portion of the Company’s capital to investment positions of the Investment Funds that have limited or no current liquidity, commonly referred to as side pockets. These side pockets may have restricted liquidity and have the effect of prohibiting the Company from fully liquidating its investments without delay. The Adviser attempts to determine an Investment Fund’s policies regarding the use of side pockets prior to making an allocation to the Investment Fund through its due diligence process. However, no assurance can be given on whether or not the Investment Fund will implement side

Advantage Advisers Whistler Fund, L.L.C.

Notes to Financial Statements – March 31, 2013 (continued)

5.	Investments (continued)

pockets during the investment period. The advisors of the Investment Funds may also, at their discretion, suspend withdrawals or implement other restrictions on liquidity which could impact the Company’s ability to make offers to repurchase interests. As of March 31, 2013, the Company held investments of approximately $4,261,404 or 7.30% of members’ capital that were considered illiquid by the Company.

During the year ended March 31, 2013, certain of the Company’s Investment Funds had liquidity exposure related to the bankruptcy of Lehman Brothers Holdings, Inc. and its subsidiaries (“Lehman”). The exposure is based on estimates of the recovery value of the Investment Fund’s assets currently held at Lehman and/or amounts owed to the Investment Funds by Lehman. These estimates are based on information received from the majority, but not all, of the advisors, and the Company has no way of independently verifying or otherwise confirming the accuracy of the information provided. As a result, there can be no guarantee that such estimates are accurate. There is significant uncertainty with respect to the ultimate outcome of the Lehman insolvency proceedings and, therefore, the amounts ultimately recovered from Lehman could be different than such estimates.

6.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Company’s risk of loss is limited to the fair value of these Investment Funds as reported by the Company.

The Company may maintain cash in bank deposit accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

Advantage Advisers Whistler Fund, L.L.C.

Notes to Financial Statements – March 31, 2013 (concluded)

7.	Financial Highlights

The following represents the ratios to average members’ capital and other supplemental information for the years indicated:

	Years Ended March 31,
	2013	2012		2011	2010	2009

Members’ capital, end of period (000s)	$58,408	$74,885		$126,096	$160,680	$151,616
Ratio of net investment loss to average members’ capital*	(1.92%)	(1.62%)		(1.41%)	(1.34%)	(1.40%)
Ratio of expenses to average members’ capital*	1.93%	1.62%		1.41%	1.34%	1.44%
Ratio of incentive allocation to average members’ capital	0.02%	0.00	%(1)	0.04%	0.05%	0.07%
Total return - gross**	4.53%	(6.44%)		2.45%	18.03%	(22.69%)
Total return - net**	4.51%	(6.44%)		2.40%	17.97%	(22.69%)
Portfolio turnover rate	68.41%	7.33%		23.21%	46.48%	2.73%

*

The ratios do not include net investment income or expenses of the underlying Investment Funds. The ratios do not reflect the effect of the Incentive Allocation to the Special Advisory Account. An individual member’s ratios may vary from the above due to the Incentive Allocation, if applicable, and the timing of capital transactions.

**

Total return assumes a purchase of an interest in the Company on the first day and a sale of the interest on the last day of the period noted, gross/net of Incentive Allocation to the Special Advisory Account, if any. Total return does not reflect the deduction of placement fees, if any, incurred when contributing to the Company. An individual member’s total return may vary from the above due to Incentive Allocation, if applicable, and the timing of capital transactions.

(1)	Represents an amount less than 0.01%.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Company through the date the financial statements were issued. Management has determined that there are no material events requiring additional disclosure in the financial statements through this date except as disclosed below:

The Company received additional capital contributions from Members of $1,283,654.

Advantage Advisers Whistler Fund, L.L.C.

Supplemental Information (Unaudited)

I.	Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

II.	Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Company’s policies and procedures with respect to the voting of proxies relating to the Company’s Investment Funds; and (2) how the Company voted proxies relating to Investment Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Company at 1-888-322-4675. This information is also available on the SEC’s website at http://www.sec.gov.

III.	Approval of Investment Advisory Agreement

At a meeting held on March 22, 2013, the Board of Managers of the Company (the “Board”) completed its annual consideration of, and approved the renewal of, the Company’s investment advisory agreement with the Adviser.

In approving the renewal of the investment advisory agreement, the Board, including each of the Independent Managers, reviewed various written materials provided by the Adviser at the request of the Board and assessed: (i) the nature, extent and quality of the services provided to the Company; (ii) the investment performance of the Company relative to other comparable funds; (iii) advisory fees and other fees and expenses of the Company (including fee information for comparable funds) and the profitability of the Adviser; (iv) the extent to which economies of scale would be realized as the Company’s assets under management increase; and (v) whether advisory fee levels reflect any such economies of scale for the benefit of investors. The Board also approved the renewal of the administrative services agreement between the Company and Oppenheimer, an affiliate of the Adviser, which provides certain administrative services to the Company.

In considering the nature, extent and quality of services that the Adviser provides to the Company, the Board reviewed presentations from management relating to staffing, management and the organizational structure of the various departments of Oppenheimer providing services to the Company. The Board also reviewed with management the investment management, compliance, regulatory, risk management, administration, accounting, infrastructure and investor services provided by the Adviser and Oppenheimer and reviewed the costs associated with providing these services.

Advantage Advisers Whistler Fund, L.L.C.

Supplemental Information (Unaudited) (continued)

The Independent Managers also considered various matters, including: Oppenheimer’s commitment to the advisory business, including the alternative investment advisory business, and its platform of proprietary products; the research and portfolio management capabilities of the personnel responsible for managing the Company’s assets; the appropriateness of the Adviser’s staffing levels and the commitment of resources to fund accounting and administration, shareholder services and regulatory compliance; the Adviser’s oversight of third party service providers; the Company’s investment performance and the profitability of the Adviser attributable to providing services to the Company, among other matters.

Based on its review, the Board concluded that the Company benefits from the services provided by the Adviser, including research and portfolio management services and also benefits from the administrative services and compliance infrastructure provided by the Adviser and Oppenheimer. The Board noted its overall satisfaction with the nature, extent and quality of services provided by the Adviser and concluded that the Company was receiving the services required from the Adviser under its agreement with the Company, and that these services were of appropriate quality.

The Board also reviewed materials relating to the Company’s investment performance on a quarterly basis. The Board also considered the Company’s historical investment performance, including a comparison of such performance to the performance of similar funds and relevant indices. The Board noted that during the past year the investment performance of the Company was within the range of its peers, and was also cognizant that the Adviser has a renewed and expanded commitment to improving the Company’s performance and has enhanced its portfolio management team. The indirect benefits received by the Adviser and its affiliates attributable to its relationships to the Company also were considered.

The Board also considered the advisory fees and current and historical expense ratios of the Company for the services provided by the Adviser and Oppenheimer under the investment advisory agreement and administrative services agreement, respectively. The Independent Managers concluded that the fees paid to Oppenheimer and the Adviser were reasonable and appropriate and were within industry norms, based on the comparisons to similar funds. In particular, a fee comparison showed that the fees charged — a 1.0% management fee and 10% incentive allocation — were at the mid-to-lower end of fees charged for similar products. In this regard, the Board reviewed a comparison of the Company’s fees to those of comparable registered funds, and concluded that the Company’s fees are similar to those of the other funds. The Board also considered revenues received by the Adviser and Oppenheimer from the Company, including management fees and incentive allocations, as well as data regarding the Adviser’s financial condition, compensation and profitability, including related direct and indirect operating expenses relating to the Company and payments made to registered representatives of Oppenheimer for services they provide to investors. The Board noted that registered representatives of Oppenheimer continue to be paid out of Oppenheimer’s resources for providing various investor services. The Board noted that the Adviser had not realized significant profits during the previous year from its relationship with the Company but continues to be willing to manage the Company. The Adviser reviewed with the Board the methodology used to estimate the costs and profits of the Adviser, as set forth in the profitability materials provided by management. It also considered the indirect benefits received by the Adviser and its affiliates attributable to their relationships to the Company.

Advantage Advisers Whistler Fund, L.L.C.

Supplemental Information (Unaudited) (concluded)

Based on its review of information relating to the Company’s fees and expenses and the profitability of the Adviser and its affiliates, the Board concluded that the Company’s fees under the investment advisory agreement and administrative services agreement bear a reasonable relationship to the services provided by the Adviser and Oppenheimer.

With respect to whether the Company benefits from economies of scale in costs associated with services provided to the Company, the Board concluded that there are no economies of scale in the costs of providing services to the Company that would warrant fee reductions to allow the Company to share the benefits of any economies.

No single factor was determinative to the decision of the Independent Managers. Based on the considerations described above, and such other matters as were deemed relevant, the following conclusions and determinations were made by the Board, including all of the Independent Managers:

1.	the nature, extent and quality of the services provided by the Adviser were adequate and appropriate;

2.

the fees to be paid to the Adviser and Oppenheimer are reasonable and appropriate in light of both comparative fee information and benefits to be derived by the Adviser and Oppenheimer from their relationships with the Company and the services rendered to the Company;

3.

the Adviser’s fees are reasonable in light of the advisory fees charged by the Adviser (and other affiliates) and other unaffiliated investment advisers to similar investment vehicles receiving similar services;

4.

in light of the nature and scope of services provided to the Company, the costs of providing those services, the fees charged by others to comparable funds for similar services and the current level of the Company’s assets, economies of scale have not been realized by the Adviser or Oppenheimer during the past year; and

5.

the approval of the renewal of the Company’s investment advisory agreement and administrative services agreement for an additional annual period is in the best interests of the Company and its members.

Advantage Advisers Whistler Fund, L.L.C.

Company Management (Unaudited)

Information pertaining to the Managers is set forth below. Supplement to confidential memorandum is available without charge, upon request, by calling Oppenheimer Asset Management, Inc. collect at (212) 667-4225.

Independent Managers

Name, Age, Address and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years Other Directorships Held by Managers	Number of Portfolios in Fund Complex Overseen by Managers

Jesse H. Ausubel, 62 c/o Oppenheimer Asset Management Inc. 85 Broad Street New York, NY 10004 Manager	Indefinite; Since May 1999	Director, Program for the Human Environment and Senior Research Associate, The Rockefeller University (1993 to present); Director, Richard Lounshery Foundation (1998 to present); Program Director, Alfred P. Sloan Foundation (1994 to present); Adjunct Scientist, Woods Hole Oceanographic Institution (1990 to present). Mr. Ausubel is a Manager of Advantage Advisers Xanthus Fund, L.L.C., which is an affiliate.	2

Lawrence Becker, 58 c/o Oppenheimer Asset Management Inc. 85 Broad Street New York, NY 10004 Manager	Indefinite; Since October 2003

Private investor in real estate investment management concerns. From February 2000 through June 2003, he was V.P.—Controller/Treasurer for National Financial Partners, which specializes in financial services distribution. Prior to that, Mr. Becker was a Managing Director—Controller/Treasurer of Oppenheimer Capital and its Quest for Value Funds. (Oppenheimer Capital is not affiliated with Oppenheimer Asset Management Inc.). Mr. Becker is a licensed CPA. He serves as the Director of the Asia Tigers Fund, Inc. and The India Fund Inc.; and Manager of Advantage Advisers Xanthus Fund, L.L.C., which is an affiliate.

			2

James E. Buck, 77 c/o Oppenheimer Asset Management Inc. 85 Broad Street New York, NY 10004 Manager	Indefinite; since April 2003	Retired in 2002 as Senior Vice President and Corporate Secretary of the New York Stock Exchange, Inc. (the “Exchange”) and the subsidiaries of the Exchange, including the NYSE Foundation. Mr. Buck is a Manager of Advantage Advisers Xanthus Fund, L.L.C., which is an affiliate.	2

Advantage Advisers Whistler Fund, L.L.C.

Company Management (Unaudited) (continued)

Independent Managers

Name, Age, Address and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years Other Directorships Held by Managers	Number of Portfolios in Fund Complex Overseen by Managers

Luis Rubio, 58 c/o Oppenheimer Asset Management Inc. 85 Broad Street New York, NY 10004 Manager	Indefinite; Since May 2003	President of Centro de Investigacion Para el Desarrollo, A.C. (Center of Research Development) (2000 to present) and Director of same (1984 – 2000); Adjunct Fellow of the Center for Strategic and International Studies; Director of The Asia Tigers Fund, Inc. and The India Fund, Inc.; and Manager of Advantage Advisers Xanthus Fund, L.L.C., which is an affiliate; and Director of Empresas Ica SA de CV, a Mexican construction company (since 2006).	2

Janet L. Schinderman, 62 c/o Oppenheimer Asset Management Inc. 85 Broad Street New York, NY 10004 Manager	Indefinite; Since May 2003	Education consultant specializing in international relations, board management and initiating special projects. Associate Dean for Special Projects and Secretary to the Board of Overseers at Columbia Business School from 1990 until June 2006; Manager of Advantage Advisers Xanthus Fund L.L.C., which is an affiliate; and Independent director for two registered investment companies advised by The Central Park Group.	2

Advantage Advisers Whistler Fund, L.L.C.

Company Management (Unaudited) (continued)

Interested Manager

Name, Age, Address and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years Other Directorships Held by Managers	Number of Portfolios in Fund Complex Overseen by Managers

Bryan McKigney,* 55, c/o Oppenheimer Asset Management Inc. 85 Broad Street New York, NY 10004 Manager, President, CEO	Indefinite; Manager since December 1, 2004; President and CEO since September 23, 2004	Mr. McKigney is a Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc. He has been in the financial services industry since 1981 and has held various management positions at Canadian Imperial Bank of Commerce (1993 – 2003) and the Chase Manhattan Bank N.A. (1981 – 1993). He serves as Manager of Advantage Advisers Xanthus Fund, L.L.C., which is an affiliate.	2

Company Officers

In accordance with the Declaration of Trust, the Board has selected the following persons to serve as officers of the Company:

Name, Age, Address (1) and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years

Stephen C. Beach, 60 Chief Compliance Officer	Indefinite; Since March 18, 2005

Since February 2005, Mr. Beach has been the Chief Compliance Officer for Oppenheimer Asset Management Inc. Prior to that, he had his own law firm with a focus on mutual funds, Investment advisers and general securities law, beginning in 2001. Mr. Beach obtained an L.L.M. in Taxation at Temple University School of Law during the period 1999 – 2001.

Vineet Bhalla, 53 Chief Financial Officer	Indefinite; Since July 27, 2005

Mr. Bhalla has been a Senior Director at Oppenheimer Asset Management Inc. since May 2005. From July 2002 to May 2005, he was an Assistant Vice President at Zurich Capital Markets Inc., a Director of the Client Service Group at GlobeOp Financial Services, and a Senior Consultant at Capital Markets Company. Prior to that, he was a Vice President at Blackrock Financial Management since June 1999. Mr. Bhalla is a Certified Public Accountant. He graduated

Advantage Advisers Whistler Fund, L.L.C.

Company Management (Unaudited) (concluded)

Name, Age, Address (1) and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years

with an MBA from Saint Mary’s University, Halifax, Canada in 1986.

Deborah Kaback, 61 Chief Legal Officer and Vice President	Indefinite; Since July 23, 2003

Ms. Kaback has been a Managing Director at Oppenheimer Asset Management Inc. since June 2003. She was Executive Director of CIBC World Markets Corp. from July 2001 through June 2003. Prior to that, she was Vice-President and Senior Counsel of Oppenheimer Funds, Inc. from November 1999 through July 2001. Prior to that, she was Senior Vice President and Deputy General Counsel at Oppenheimer Capital from April 1989 through November 1999.

Bryan McKigney, 55 President, CEO, and Manager	Indefinite term for President and CEO; Since September 23, 2004. Indefinite term for Manager; since December 1, 2004;

Mr. McKigney is a Senior Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc. He has been in the financial services industry since 1981 and has held various management positions at Canadian Imperial Bank of Commerce (1993 – 2003) and the Chase Manhattan Bank N.A. (1981 – 1993). He serves as Manager of Advantage Advisers Whistler Fund, L.L.C., and Advantage Advisers Xanthus Fund, L.L.C., which are affiliates.

* “Interested Person” of the Company as defined in the Act. Mr. McKigney is an interested person due to his position as President and Chief Executive Officer of the Company and as a Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc., which is a corporate parent of the managing member of the Adviser.

(1)	The address of each officer is c/o Oppenheimer Asset Management, 85 Broad Street, New York, New York 10004.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge upon request to the registrant at its address at 85 Broad Street, New York, NY 10004.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Mr. Lawrence Becker, and that Mr. Becker is “independent.” Mr. Becker was elected as a non-interested Director of the registrant and as Chairman of the Audit Committee at a meeting of the board of directors held on October 30, 2003.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements those fiscal years are $96,300 for 2012 and $100,600 for 2013. Such audit fees include fees associated with the annual audits and fees for providing a report on Form N-SAR.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $4,600 for 2012 and $5,000 for 2013. Audit-related fees principally include fees associated with reviewing and providing comments on semi-annual statements.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $44,850 for 2012 and $77,050 for 2013. Tax fees include fees for tax compliance services and assisting management in the preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013. There were no fees billed in the last two fiscal years for services rendered by the principal accountant to the registrant’s investment advisers (not including any sub-adviser whose role is primarily portfolio management and is sub contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which were required to be pre-approved by the audit committee.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non-audit services that the registrant’s independent auditors provide to the registrant and (ii) all non-audit services that the registrant’s independent auditors provide to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X because such services were pre-approved.

(f) Not Applicable

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

ADVANTAGE ADVISERS MANAGEMENT, L.L.C.
ADVANTAGE ADVISERS MULTI-MANAGER, L.L.C.
ADVANTAGE ADVISERS PRIVATE EQUITY MANAGEMENT, L.L.C.
OPPENHEIMER CATALYST MANAGEMENT, L.P.
OPPENHEIMER ALTERNATIVE INVESTMENT MANAGEMENT, L.L.C.

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

INTRODUCTION

Rule 206(4)-6 (the “Rule”) adopted under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Advantage Advisers Management, L.L.C., Advantage Advisers Multi-Manager, L.L.C., Advantage Advisers Private Equity Management, L.L.C., Oppenheimer Catalyst Management, L.P. Oppenheimer Alternative Investment Management, L.L.C., (collectively, the “Advisers”) are registered investment advisers under the Advisers Act and are therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

The Advisers act as investment advisers, managers or general partners to registered and unregistered investment companies and managed accounts (collectively, the “Accounts”). When an Adviser has investment discretion over an Account’s investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

Investment discretion for a number of the Advisers’ Accounts is exercised by portfolio managers that are either non-managing members of limited partners of an Adviser, or act as portfolio managers or subadvisers pursuant to agreements with the Advisers and/or the Accounts (collectively, the “Portfolio Managers”). In all cases where Portfolio Managers exercise investment discretion over the Accounts, the Portfolio Managers vote proxies for the Accounts in accordance with the policies and procedures of the investment advisory firms with which the Portfolio Managers are affiliated.

Appendix A hereto sets forth the Accounts for which each Adviser is responsible, whether the Advisers’ proxy policies or the proxy policies of the Portfolio Managers are applicable to the Account.

Voting on Director Nominees
in Uncontested Elections

These proposals seek shareholder votes for persons who have been nominated by a corporation’s board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:

a)	Company performance
b)	Composition of the board and key board committees
c)	Attendance at board meetings
d)	Corporate governance provisions and takeover activity

We may also consider:

a)	Board decisions concerning executive compensation
b)	Number of other board seats held by the nominee
c)	Interlocking directorships

Vote Recommendation

It is our policy to vote IN FAVOR of the candidates proposed by the board.

We will look carefully at each candidate’s background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

Chairman and CEO are the same person

Shareholders may propose that different persons hold the positions of the chairman and the CEO.

We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

Independence of Directors

Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.

Vote Recommendation

It is our policy to vote FOR proposals requesting that a majority of the Board be independent and that the audit, compensation and nominating committees of the board include only independent directors.

Stock Ownership Requirements

Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

Vote Recommendation

Shareholders Proposals) Vote AGAINST proposals that require director stock ownership

Charitable Contributions

Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm’s primary employment areas. Shareholders should not decide what the most worthwhile charities are.

Vote Recommendation

(Shareholders Proposals)
Vote AGAINST proposals regarding charitable contribution.

Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

Director and Officer Indemnification
and Liability Protection

These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

Vote Recommendation

Vote AGAINST proposals that eliminate entirely director and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: a) the director was found to have acted in good faith, and b) only if the director’s legal expenses would be covered.

The following factors should be considered:

1.	The present environment in which directors operate provides substantial risk of claims or suits against them in their individual capacities arising out of the discharge of their duties.

2.	Attracting and retaining the most qualified directors enhances shareholder value.

Size of the Board

Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation’s changing needs.

Vote Recommendation

Vote FOR the board’s recommendation to increase or decrease the size of the board.

The following factors should be considered:

1.	These proposals may aim at reducing or increasing the influence of certain groups of individuals.

2.	This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

Voting on Director Nominees in Contested Elections

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.

The following factors are considered:

1.	management’s track record
2.	background to the proxy contest
3.	qualifications of director nominees

Term of Office

This is a shareholder’s proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

Vote recommendation

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

The following factors should be considered:

1.	An experienced director should not be disqualified because he or she has served a certain number of years.

2.	The nominating committee is in the best position to judge the directors’ terms in office due to their understanding of a corporation’s needs and a director’s abilities and experience.

3.	If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

Compensation Disclosure

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.

Vote Recommendation

(Shareholders Policy)

Vote AGAINST these proposals that require disclosure, unless we have reason to believe that mandated disclosures are insufficient to give an accurate and meaningful account of senior management compensation.

The following factors should be considered:

1.	Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

2.	Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

3.	The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

CHAPTER 2

AUDITORS

RATIFYING AUDITORS

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

Vote Recommendation

Vote FOR proposal to ratify auditors.

The following factors should be considered:

1.	Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

2.

Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

3.

If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, then in this case vote AGAINST ratification.

CHAPTER 3

TENDER OFFER DEFENSES

Poison Pills

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer’s equity in the target company, b) dilute the acquirer’s voting interests in the target company, or c) dilute the acquirer’s equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.

Vote Recommendation

Vote FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis regarding shareholder proposals to redeem a company’s poison pill.

Vote on a CASE-BY-CASE basis regarding management proposals to ratify a poison pill.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company’s name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

Vote Recommendation

Vote FOR proposals to adopt anti Greenmail or bylaw amendments or otherwise restrict a company’s ability to make Greenmail payments

Vote on a CASE-BY-CASE basis regarding anti-Greenmail proposals when they are bundled with other charter or bylaw amendments.

The following factors should be considered:

1.

While studies by the SEC and others show that Greenmail devalues the company’s stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

Supermajority Vote

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.

Vote Recommendations

Vote AGAINST management proposals to require a Supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR shareholder proposals to lower Supermajority vote requirements for mergers and other significant business combinations.

The following factors should be considered:

1.	Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

2.	Supermajority vote may make action all but impossible.

3.	Supermajority requirements are counter to the principle of majority rule.

CHAPTER 4

MERGERS
AND
CORPORATE
RESTRUCTURING

Changing Corporate Name

This proposal seeks shareholder approval to change the corporation’s name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

Vote Recommendation

Vote FOR changing the corporate name.

The following factors should be considered:

1.	A name of a corporation symbolizes its substance.

2.	There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

3.	The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

Reincorporation

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company’s most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware’s state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.

Vote recommendation

Vote on a CASE-BY-CASE basis, carefully reviewing the new state’s laws and any significant changes the company makes in its charter and by-laws.

The following factors should be considered:

1.	The board is in the best position to determine the company’s need to incorporate.

2.	Reincorporation may have considerable implications for shareholders, affecting a company’s takeover defenses, its corporate structure or governance features.

3.	Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

CHAPTER 5

PROXY
CONTEST
DEFENSES

Board Structure: Staggered vs. Annual Elections

A company that has classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

Vote Recommendations

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

The following factors should be considered:

1.	The annual election of directors provides an extra check on management’s performance. A director who is doing a good job should not fear an annual review of his/her directorship.

Cumulative Voting

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called “one share, one vote” standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

Vote Recommendation

Vote AGAINST proposals that permit cumulative voting.

The following factors should be considered:

1.	Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

2.	Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

3.	Cumulative voting can allow a minority to have representation.

4.	Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders’ best interests.

Shareholders’ Ability to Call Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

Vote Recommendation

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholders’ Ability to Alter Size of the Board

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

Vote Recommendations

Vote FOR proposal which seek to fix the size of the board.

Vote AGAINST proposals which give management the ability to alter the size of the board without shareholder approval.

CHAPTER 6

MISCELLANEOUS
CORPORATE
GOVERNANCE
PROVISIONS

Confidential Voting

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

Vote Recommendations

Vote FOR shareholder proposals requesting that corporations adopt confidential voting.

Vote FOR management proposals to adopt confidential voting.

The following factors should be considered:

1.	Some shareholders elect to have the board not know how they voted on certain issues.

2.

Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

3.	Confidential voting is an important element of corporate democracy which should be available to the shareholder.

Shareholder Advisory Committees

These proposals request that the corporation establish a shareholder advisory committee to review the board’s performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

Vote Recommendation

Vote AGAINST proposals to establish a shareholder advisory committee.

The following factors should be considered:

1.	Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

2.	Adding another layer to the current corporate governance system would be expensive and unproductive.

Foreign Corporate Matters

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

Vote Recommendation

Vote FOR proposals that concern foreign companies incorporated outside of the United States.

The following factors should be considered:

1.

The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

2.	The board of directors is well-positioned to determine whether or not these types of actions are in the best interest of the corporation’s shareholders.

Government Service List

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

Vote Recommendation

Vote AGAINST these proposals which a request a list of employees having been employed by the government.

The following factors should be considered:

1.	For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

2.	Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

3.	Additional disclosure would be an unreasonable invasion of such individual’s privacy.

CHAPTER 7

SOCIAL
AND
ENVIRONMENTAL
ISSUES

Energy and Environmental Issues
(CERES Principles)

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

Vote Recommendation

Vote AGAINST proposals requesting that companies sign the CERES Principles.

The following factors should be considered:

1.	We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

Northern Ireland
(MacBride Principles)

It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures than the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

Vote Recommendation

REFRAIN from voting on proposals that request companies to adopt the MacBride Principles.

The following factors should be considered:

1.	We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.

We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers’ status without regard to (i.e., we will not pass judgment upon) the non-economic considerations.

Maquiladora Standards and
International Operations and Policies

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

Vote Recommendation

ABSTAIN from providing a vote recommendation on proposals regarding the Maquiladora Standards and international operating policies.

The following factors should be considered:

1.	We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.

We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers’ securities without regard to (i.e., we will not pass judgment upon) the non-economic considerations.

Equal Employment Opportunity
And Discrimination

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

Vote Recommendation

REFRAIN from voting on any proposals regarding equal employment opportunities and discrimination.

The following factors should be considered:

1.

We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

Animal Rights

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.

Vote Recommendation

REFRAIN from making vote recommendations on proposals regarding animal rights.

The following factors should be considered:

1.	Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

2.	We also feel that this issue is already subject to significant state and federal regulation.

CHAPTER 8

CAPITAL
STRUCTURE

Common Stock Authorization

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation’s best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation’s direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.

Vote Recommendation

Vote Case-By-Case on proposals increase the number of shares of common stock authorized for issue.

Vote AGAINST proposed common share authorization that increase existing authorization by more then 100 percent unless a clear need for the excess shares is presented by the company.

The following factors should be considered:

1.	Is this company going to make frequent business acquisitions over a period of time?

2.	Is the company expanding its operations?

3.	Within the company, are there any debt structuring or prepackaged bankruptcy plans?

Blank Check Preferred Stock

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

Vote Recommendation

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.

The following factors should be considered:

1.	Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

Preemptive Rights

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Vote Recommendation

Vote AGAINST proposals seeking preemptive rights.

The following factors should be considered:

1.	The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

2.	Preemptive rights are not necessary for the shareholder in today’s corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

Stock Distributions: Splits and Dividends

Stock Splits

The corporation requests authorization for a stock split.

Vote recommendation

Vote FOR management proposal to authorize stock splits unless the split will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

Reverse Stock Splits

Vote Recommendation

Vote FOR management proposal to authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

Adjustments to Par Value of Common Stock

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

Vote Recommendation

Vote FOR management proposals to reduce the par value of common stock.

The following factors should be considered:

1.	State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

2.	A corporation may be unable to raise capital if the par value is overstated.

Debt Restructurings

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Vote Recommendation

It is our policy to vote CASE-BY-CASE on debt restructuring

The following factors should be considered:

1.	Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

2.	Change in Control - Will the transaction result in a change of control of the company?

3.	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

CHAPTER 9

EXECUTIVE
AND
DIRECTOR
COMPENSATION

Director Compensation

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

Vote Recommendation

Vote on a CASE-BY-CASE basis for director compensation.

The following factors should be considered:

1.	As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

Shareholder Proposal to Limit Executive and Director Pay

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.

Vote Recommendation

Vote on a CASE-BY-CASE basis

The following factors should be considered:

1.

Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

Employee Stock Ownership Plans (ESOPs)

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

Vote Recommendation

Vote FOR proposals to adopt share-based compensation plans when the following items are involved:

1.	The exercise price for stock options is less than 85% of fair market value on the date of the grant.

2.	It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

3.	The shares for issue exceed 8% of the company’s outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

Vote AGAINST proposals adopting share based compensation plans when the following items are involved:

1.	Re-load options (new options issued for any exercised).

2.	The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

Options Expensing

Shareholder proposal to expense options.

Vote Recommendation

It is our policy to vote FOR
proposals to expense options

Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee’s annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.

Vote Recommendation

Vote FOR proposals which seek to limit additional compensation payments.

Vote FOR shareholder proposals to have golden parachutes submitted for shareholder ratification.

The following factors should be considered:

1.	The stability of management may be affected by an attempted acquisition of the corporation.

2.	There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

Proposal to Ban Golden Parachutes

Based on the foregoing information:

Vote Recommendation

We are FOR this proposal, which essentially bans golden parachutes, because we feel management’s compensation should be solely based on real-time contributions to the corporation while they are serving it. Deferred current compensation is viewed differently than future, contingent compensation for current services.

Outside Directors’ Retirement Compensation

We believe that directors should only be compensated while serving the company.

Vote Recommendations

Vote AGAINST proposals establishing outside directors’ retirement compensation.
Vote FOR proposals that revoke outside directors’ retirement compensation.

CHAPTER 10

STATE
OF
INCORPORATION

Control Share Acquisition Statutes

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

Vote Recommendation

Vote AGAINST proposals which request the board to seek shareholder approval before committing to an acquisition.

The following factors should be considered:

1.	These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

2.	Conforming to these requirements can be expensive.

3.	The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

4.	The threshold levels usually imposed by these proposals are much more stringent than required by law.

Opt-Out of State Takeover Statutes

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company’s stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.

Vote recommendation

Vote on a CASE-BY-CASE basis for these proposals.

The following factors should be considered:

1.	It is the directors’ responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

2.	Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

3.	These statutes strengthen the board’s ability to deal with potential buyers on fair and reasonable terms.

4.	Shareholders should have the final say on whether the company should be merged or acquired.

Corporate Restructuring, Spin-Offs Asset Sales, Liquidations

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a case by case basis.

CHAPTER 11

CONFLICTS
OF
INTEREST

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Advisers, their affiliates and their employees. Conflicts of interest may arise when:

1.

Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of an Adviser or an investment banking relationship with Oppenheimer & Co. Inc., an affiliate of the Advisers.

2.

A proponent of a proxy proposal has a business relationship with an Adviser or one of its affiliates or an Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

3.	An employee of an Adviser has a personal interest in the outcome of a particular matter before shareholders.

If an Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is “material” to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

1.	Routine proxy proposals are presumed not to involve a material conflict of interest.

2.

Non-routine proxy proposals-Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest Alkeon proxy policy, attached hereto as Exhibit A, is applicable unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

Conflicts cont’d

3.

The Governance Committee may determine on a case by case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to an Adviser’s conflict vis-à-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, an Adviser may vote regarding that proposal in any of the following ways:

	a)	Obtain instructions from the client on how to vote.
	b)	Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case by case analysis.
c)

Vote the proposal that involves the conflict according to the recommendations of an independent third party, including, but not limited to, Institutional Share Services Inc. or Investor Responsibility Research Center.

CHAPTER 12

GOVERNANCE COMMITTEE
AND
PROXY MANAGERS

Governance Committee

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and an Adviser in voting proxies is material. The Governance Committee includes the following: (1) Managing Director, OAM Alternative Investments Group (2) Chief Compliance Officer and (3) Chief Legal Officer.

PROXY MANAGERS

The Proxy Manager for the Advisers is the director of OAM’s Hedge Fund Due Diligence Committee. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

CHAPTER 13

SPECIAL ISSUES WITH VOTING
FOREIGN PROXIES

Special Issues with Voting Foreign Proxies

Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

1.	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

2.

In some foreign countries shares may be “blocked” by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. The Advisers may refrain from voting shares of foreign stocks subject to blocking restrictions where in an Adviser’s judgment, the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case by case basis based on relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered a long-term holding.

3.	Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

4.

In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Advisers will weigh the costs and benefits of voting on proxy proposals in such countries on a case by case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Advisers will not vote shares in any such markets on routine matters such as uncontested elections of directors, ratification of auditors, etc.

CHAPTER 14

RECORD KEEPING

Record Keeping

The Advisers will maintain the following records:

1.	Copies of these policies

2.

A copy of each proxy statement that an Adviser receives regarding client securities. An Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

3.

A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

4.	A copy of any document created by an Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

5.

A copy of each written client request for information on how the Advisers voted proxies on behalf of the client and a copy of written response by an Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisers.

APPENDIX A

Adviser	Client	Policy

Advantage Advisers Management, L.L.C.	Advantage Advisers Global Growth, L.L.C. Alkeon Capital Management, L.L.C. (“Alkeon”) acts as portfolio manager.	Alkeon proxy policy, attached hereto as Exhibit A, is applicable.

	Advantage Advisers Whistler Fund, L.L.C. is a registered fund of funds.	This policy is applicable.

Advantage Advisers Multi-Manager, L.L.C.	Advantage Advisers Catalyst International, Ltd. Ridgecrest Investment Management, LLC (“Ridgecrest”) acts as portfolio manager.	Ridgecrest proxy policy, attached hereto as Exhibit B, is applicable.

	Advantage Advisers Global Growth, Ltd. Alkeon acts as portfolio manager.	Alkeon proxy policy, attached hereto as Exhibit A, is applicable.

	Advantage Advisers Whistler International, Ltd. is a Fund of Funds.	This policy is applicable.

	Advantage Advisers Xanthus Fund, L.L.C.	Alkeon proxy policy, attached hereto as Exhibit A, is applicable.

Advantage Advisers Private Equity Management, L.L.C.	General Partner to Advantage Advisers Private Equity Partners, L.P. (“COPEP”)	This policy is applicable.

Oppenheimer Catalyst Management L.P.	General Partner and investment adviser to Advantage Advisers Catalyst Partners, L.P. Ridgecrest Investment Management, L.L.C., personnel act as portfolio manager.	Ridgecrest Investment Management, L.L.C. proxy policy attached hereto as Exhibit B, is applicable.

Oppenheimer Alternative Investment Management, L.L.C.	Oppenheimer Capital Structures Opportunities Fund, L.P. Oppenheimer Private Equity Fund I, L.P.

Adviser	Client	Policy
Oppenheimer Private Equity Offshore Fund I, L.P.

Oppenheimer Private Equity Co-Invest Fund I, L.P.

Oppenheimer Private Equity Co-Invest Offshore Fund I, L.P.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The information provided below is as of the date this Form is filed.

The registrant’s portfolio is managed by the Hedge Fund Investment Committee of Oppenheimer Asset Management, Inc. (“OAM”) which includes Tom Robinson, the President of OAM, Brian Altenburg, Managing Director of OAM, and Dipak Jogia, Managing Director of OAM.

Prior to joining OAM in April 2003, Tom Robinson was Chief Investment Officer of Oppenheimer Investment Advisers at CIBC World Markets Corp. since August 2001. Before joining CIBC World Markets Corp., Tom Robinson was employed at Merrill Lynch where he was a Senior Portfolio Manager responsible for managing eight mutual funds. Additionally, with Merrill Lynch Asset Management, he held the position of Chief International Investment Strategist responsible for the firm’s views on global asset allocations. Tom Robinson also held the position of Chief International Economist, Merrill Lynch’s primary spokesperson and forecaster for all international economic matters. Prior to Merrill Lynch, Mr. Robinson held positions at the American Council of Life Insurance where he was a Senior Economist; the Bureau of Economic Analysis United States Department of Commerce where he was an Economist with the Current Business Analysis Division. Tom Robinson was a Professorial Lecturer in Economics at the George Washington University.

Brian Altenburg joined OAM in 2012 to head its Alternative Investments Group. Prior to employment at OAM, Brian Altenburg was a Managing Director, Group Founder, and Global Head of The Portfolio Group (TPG) Alternative Solutions and TPG Asset Allocation Solutions at Citibank since 2009. In this role, he was responsible for building out the firm’s customized hedge fund offering which provided custom hedge fund offerings to the firm’s more sophisticated clients. In addition to this role, Brian Altenburg also acted as fund manager for the firm’s $2bn+ multi-strategy Umbrella Fund. Brian Altenburg launched and acted as portfolio manager for two concentrated hedge fund of funds. Prior to taking his role at Citibank, he was a Managing Director, Group Founder, and Head of Alternative Investment Solutions at Merrill Lynch (and pre-merger, for Bank of America) from 2005 to 2009. In this role, he was responsible for alternative investment asset allocation, custom hedge fund portfolios and post-merger, third party fund of fund offerings and their due-diligence. Prior to his time at Merrill Lynch/Bank of America, Brian Altenburg held positions at Man Investments (Man Group) and Key Asset Management.

Prior to joining OAM in 2012, Dipak Jogia was a Partner at FrontPoint Partners, a multi-strategy hedge fund partnership based in Greenwich, Connecticut since 2005. At FrontPoint, Dipak Jogia was a member of the FrontPoint Multi-Strategy Fund Portfolio Team, the FrontPoint Volatility Investments Strategy and the Manager Selection Group. As a member of the FrontPoint Multi-Strategy Fund Portfolio Team, he was responsible for the development, management, and execution of the investment process, which included leading the investment committee, the capital and risk allocation process as well as investment team monitoring and development. As an investment team member of the FrontPoint Volatility Investments Strategy, Dipak Jogia worked with the investment team to source, analyze, structure, and portfolio manage macro investments with a long volatility profile. As a member of the Manager Selection Group, he was focused on the origination and due-diligence of new investment teams and strategies, as well as structuring and negotiating partnership terms. Prior to joining FrontPoint, Dipak Jogia held positions at Abbey National and Key Asset Management.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

                 The information provided below is as of March 31, 2013.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance

Tom Robinson	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
Brian Altenburg	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance

Dipak Jogia	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

The members of the Hedge Fund Investment Committee and their affiliates also provide investment services to other pooled investment vehicles (the “Other Accounts) and recommend products to be sold by financial advisors of Oppenheimer & Co. inc. (such products are referred to as the Hedge Fund Consulting Platform). Other Accounts may have investment objectives that are similar to, or overlap to a greater or lesser extent, with those of the registrant. Certain investments may be appropriate for the registrant as well as appropriate investments for such Other Accounts. Nonetheless, for various reasons the members of the Hedge Fund Investment Committee may give advice and recommend fund interests to Other Accounts which may differ from advice given to, or fund interests recommended or bought for, the registrant, even though their investment objectives may be the same or similar to those of the registrant.

The members of the Hedge Fund Investment Committee will devote as much of their time to the activities of the registrant as they deem necessary and appropriate; however, the registrant’s adviser is not restricted from forming additional Other Accounts, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the registrant and/or may involve substantial time and resources of the members of the Hedge Fund Investment Committee and the registrant’s adviser. Several of such other relationships currently exist. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Hedge Fund Investment Committee and the registrant’s adviser will not be devoted exclusively to the business of the registrant.

If it is determined by the members of the Hedge Fund Investment Committee that it would be appropriate for the registrant and one or more Other Accounts managed by the registrant’s adviser or an affiliate to participate in an investment opportunity, the registrant’s adviser and its affiliates will seek to execute orders for the registrant and the Other Accounts. There may be potential conflicts of interest where a purchase or redemption in a particular fund is limited as to amount and the Other Accounts managed by the registrant’s adviser or an affiliate want to invest or redeem interests in the same underlying fund. In cases where the full amount of an intended purchase or redemption cannot be made, the registrant’s adviser will make allocations on an equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the registrant and the Other Accounts for which participation is appropriate.

Brian Altenburg, the new head of Alternative Investments, is entitled to participate, together with members of his team, in a formula based bonus pool consisting of a percentage of revenues from certain management and incentive fees from alternative investment products. This may present a conflict of interest because it creates an incentive to favor products with higher fees. This conflict will be addressed through the oversight of his immediate supervisor, Tom Robinson. In addition, the Alternative Investment Oversight Committee reviews the due diligence process with respect to any new alternative investment products added to the Hedge Fund Consulting Platform and new underlying investments in proprietary fund of funds. OAM Compliance also reviews the due diligence procedures of the Alternative Investment Group as part of its annual compliance review.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The information provided below is as of March 31, 2013.

The members of the Hedge Fund Investment Committee receive a base salary and a discretionary bonus based on the overall performance of OAM for a given year. Portfolio Manager compensation is not tied directly to the performance of the registrant or the performance of other accounts.

(a)(4)	Disclosure of Securities Ownership

The information is provided as of the most recently completed fiscal year.

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Tom Robinson	$0
Brian Altenburg	$0
Dipak Jogia	$0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advantage Advisers Whistler Fund, L.L.C.

By (Signature and Title)*	/s/ Bryan McKigney

Bryan McKigney, Chief Executive Officer
(principal executive officer)

Date	6/6/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bryan McKigney

Bryan McKigney, Chief Executive Officer
(principal executive officer)

Date	6/6/2013

By (Signature and Title)*	/s/ Vineet Bhalla

Vineet Bhalla, Principal Financial Officer
(principal financial officer)

Date	6/6/2013

* Print the name and title of each signing officer under his or her signature.